UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) November 3, 2004



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit,                           48265-3000
      Michigan                                                   (Zip Code)
      --------
      (Address of Principal Executive
      Offices)



          Registrant's telephone number, including area code (313) 556-5000
                                                             --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On November 3, 2004, General Motors Corporation (GM) issued a news release announcing October 2004 sales. The release is as follows:

GM Reports October Sales of 346,058, Down 5 Percent
SUV Sales Remain On Record Selling Pace for Calendar Year
Cadillac On Pace for Best Sales Since 1990

DETROIT - General Motors dealers sold 346,058 new cars and trucks in October, down 5 percent compared to year-ago sales. GM's truck sales (210,996) were down 4 percent and car sales (135,062) were down 5 percent.

"GM's October sales results were not as strong as we had expected, but not entirely surprising given our exceptionally strong sales in September," said John Smith, group vice president GM North America Vehicle Sales, Service and Marketing. "Our launch vehicles performed well in October, as did utilities, which were up and remain on pace to set another industry record for the calendar year. We expect stronger car sales in the months ahead as Pontiac G6, Buick LaCrosse and Chevrolet Cobalt continue ramping up production."

GM Truck Sales

GM's truck sales in October declined 4 percent versus year-ago levels. Sport utility vehicle deliveries were up 1 percent and maintained their record-setting sales pace. GM again led the industry in utility sales in October, surpassing the 100,000-unit sales mark for the seventh month this year. October utility deliveries were led by strong sales of two new entries, the Chevrolet Equinox and Cadillac SRX. Mid-size utility sales increased 4 percent, with strong sales results for Chevrolet TrailBlazer, up 32 percent and GMC Envoy, which gained 29 percent.

Mid-size pickup deliveries increased 26 percent on the strength of the all-new Chevrolet Colorado and GMC Canyon. This is the second consecutive month that medium pickup sales were up 25 percent or more compared to year-ago levels.

GM Car Sales

While GM's total car sales declined 5 percent compared to last October, several vehicles had year-over-year increases including Cadillac XLR; Chevrolet Malibu, Impala, Corvette and Monte Carlo; Pontiac Bonneville; and Buick LeSabre. Additionally, Pontiac G6 and Cadillac STS sales are exceptionally brisk as production ramps up.

Divisional Highlights

Chevrolet - Chevrolet sales in October were up 4 percent compared to year-ago levels. Car sales increased 21 percent, paced by Malibu, which had a 157 percent sales increase over last year. Corvette sales rose 39 percent in October. On the truck side, in addition to Equinox and Colorado, TrailBlazer had record October sales, up 32 percent from year-ago levels. Total sales for the calendar year are up 5 percent, and car sales have risen 15 percent.

Cadillac - Cadillac sales remain on track for its best calendar year sales results since 1990. October sales were up 3 percent compared to year-ago levels. Truck sales continued on a record setting pace, improving 17 percent in October and 54 percent for the calendar year. SRX deliveries were up 115.5 percent, and Escalade ESV sales were up 24 percent. Total sales are up 9 percent calendar year-to-date.

GMC - In addition to solid Canyon sales, Envoy had another strong month with deliveries up 29 percent compared to last year. Despite being off last October's sales pace (-4 percent), GMC sales for the calendar year-to-date are up 6 percent. GMC remains poised to exceed 600,000 deliveries for the first time in its history.

Pontiac - While October sales were off 12 percent, Pontiac sales for the calendar year-to-date are up 5 percent. Car sales for the calendar year have improved 9 percent, led by Bonneville sales, which continued to improve year-over-year with a 33 percent sales increase in October and a 38 percent increase for the calendar year and Grand Prix, with deliveries up 15 percent for the calendar year.

Certified Used Vehicles

October sales for all GM certified used vehicle brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 47,472, up 15 percent from last year. Year-to-date sales are 439,813, up 11 percent from the same period in 2003.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, set a new monthly sales record for the certified category in October with 40,666 sales, up more than 16 percent compared to year-ago levels. This marks the first time any certified brand has surpassed the 40,000 mark in monthly certified used sales. GM Certified Used Vehicles continues to lead all certified pre-owned brands with 369,389 sales through October, an 11.5 percent increase over last year.

Cadillac Certified Pre-Owned Vehicles posted 3,304 sales in October, up 22 percent. Used Cars from Saturn sold 2,796 units, down 1 percent. Saab Certified Pre-Owned Vehicles had 706 sales, down 20 percent.

"With a record sales month in October, GM Certified Used Vehicles continues to expand its position as the industry's top-selling certified brand," Smith said. "GM Certified Used Vehicles sales were up 16 percent in October and more than 11 percent year-to-date, while Cadillac Certified Pre-Owned recorded an impressive 22 percent increase in October."

GM North America Reports October Production, Fourth-Quarter Forecast Revised to 1.27 Million Vehicles

In October, GM North America produced 453,000 vehicles (159,000 cars and 294,000 trucks) in North America, compared to 526,500 vehicles (207,500 cars and 319,000 trucks) produced in October 2003. Production totals include joint venture production of 23,000 vehicles in October 2004 and 14,000 vehicles in October 2003.

In addition, GM North America revised its fourth-quarter production forecast to
1.27 million vehicles (473,000 cars and 797,000 trucks), down 10,000 vehicles from last month's guidance. In the fourth quarter of 2003, GM North America built 1.385 million vehicles (558,000 cars and 827,000 trucks). GM's North American current 2004 calendar year production forecast is 5.21 million vehicles, down 10,000 vehicles from last month's guidance.

GM also announced revised fourth-quarter production forecasts for its international regions:

GM Europe - The region's revised fourth-quarter forecast is 438,000 vehicles, down 10,000 vehicles from last month's guidance of 448,000 vehicles. In the fourth quarter of 2003, the region built 446,000 vehicles.

GM Asia Pacific - GM Asia Pacific's current fourth-quarter production forecast is 166,000 vehicles, down 1,000 vehicles from last month's guidance. In the fourth quarter of 2003, the region built 133,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised fourth-quarter forecast is 203,000 vehicles, up 10,000 vehicles from last month's guidance. In the fourth quarter of 2003, the region built 157,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs about 325,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries, and its vehicles are sold in 192 countries. In 2003, GM sold nearly 8.6 million cars and trucks, about 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                October                 January - October
                      ---------------------------------------------------------
 Curr S/D:   27                           % Chg
 Prev S/D:   27         2004      2003   per S/D      2004       2003     %Chg
-------------------------------------------------------------------------------
Vehicle Total          346,058   363,043   -4.7   3,966,364   3,945,322    0.5
-------------------------------------------------------------------------------
Car Total              135,062   142,669   -5.3   1,603,713   1,642,156   -2.3
-------------------------------------------------------------------------------
Truck Total            210,996   220,374   -4.3   2,362,651   2,303,166    2.6
-------------------------------------------------------------------------------
Light Truck Total      207,135   217,173   -4.6   2,323,215   2,269,964    2.3
-------------------------------------------------------------------------------
Light Vehicle Total    342,197   359,842   -4.9   3,926,928   3,912,120    0.4
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                October                 January - October
                      ---------------------------------------------------------
                                          % Chg
                         2004      2003   per S/D     2004        2003    %Chg
-------------------------------------------------------------------------------
Buick                   17,702    24,323  -27.2     266,881     282,090   -5.4
Cadillac                19,147    18,645    2.7     188,592     172,325    9.4
Chevrolet              208,274   200,311    4.0   2,316,471   2,207,250    4.9
GMC                     45,111    46,821   -3.7     502,837     472,810    6.4
HUMMER                   2,554     3,157  -19.1      22,838      28,610  -20.2
Oldsmobile                 630     9,872  -93.6      27,848     106,304  -73.8
Other - Isuzu            1,119       996   12.3      11,717      10,594   10.6
Pontiac                 33,056    37,599  -12.1     410,862     389,800    5.4
Saab                     3,371     3,349    0.7      32,286      40,808  -20.9
Saturn                  15,094    17,970  -16.0     186,032     234,731  -20.7
-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    125,158   139,320  -10.2   1,518,377   1,601,333   -5.2
-------------------------------------------------------------------------------
Light Truck            207,135   217,173   -4.6   2,323,215   2,269,964    2.3
-------------------------------------------------------------------------------

Twenty-seven selling days for the October period this year and twenty-seven for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                     2-1P
                       GM Car Deliveries - (United States)
                                 October 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                 October              January - October
                        -------------------------------------------------------
                                           %Chg
                          2004     2003   per S/D     2004       2003    %Chg
                        -------------------------------------------------------
   Selling Days (S/D)     27       27
-------------------------------------------------------------------------------

Century                    2,264   6,618   -65.8     63,808     81,550   -21.8
LaCrosse                     619       0   ***.*        619          0   ***.*
LeSabre                    7,607   7,338     3.7    101,791    100,709     1.1
Park Avenue                  938   2,498   -62.4     15,749     22,532   -30.1
Regal                        337   1,910   -82.4     13,193     20,263   -34.9
      Buick Total         11,765  18,364   -35.9    195,160    225,054   -13.3
-------------------------------------------------------------------------------
Catera                         0       0   ***.*          0         15   ***.*
CTS                        3,798   3,844    -1.2     46,862     41,073    14.1
DeVille                    5,024   6,818   -26.3     57,514     66,674   -13.7
Eldorado                       0       4   ***.*          7        192   -96.4
Seville                      162   1,300   -87.5      3,225     15,884   -79.7
STS                        2,308       0   ***.*      3,542          0   ***.*
XLR                          320     241    32.8      3,067        326   840.8
     Cadillac Total       11,612  12,207    -4.9    114,217    124,164    -8.0
-------------------------------------------------------------------------------
Aveo                       5,275       0   ***.*     43,563          0   ***.*
Camaro                         0      20   ***.*        127      1,092   -88.4
Cavalier                   9,273  22,499   -58.8    172,554    216,534   -20.3
Classic                    5,809   6,008    -3.3     79,473     30,999   156.4
Corvette                   2,607   1,878    38.8     30,259     24,553    23.2
Impala                    22,939  15,077    52.1    242,391    231,526     4.7
Lumina                         0       0   ***.*          0         15   ***.*
Malibu                    17,221   6,695   157.2    144,558    107,306    34.7
Metro                          0       0   ***.*          0          1   ***.*
Monte Carlo                4,411   4,081     8.1     48,723     55,943   -12.9
Prizm                          0       0   ***.*          5         16   -68.8
SSR                          707      86   722.1      7,947         87   ***.*
    Chevrolet Total       68,242  56,344    21.1    769,600    668,072    15.2
-------------------------------------------------------------------------------
Alero                        321   7,690   -95.8     19,425     81,894   -76.3
Aurora                         5     104   -95.2        198      3,014   -93.4
Intrigue                       0      25   ***.*         55        776   -92.9
    Oldsmobile Total         326   7,819   -95.8     19,678     85,684   -77.0
-------------------------------------------------------------------------------
Bonneville                 1,842   1,385    33.0     27,222     19,680    38.3
Firebird                       0      24   ***.*        109        900   -87.9
G6                         4,167       0   ***.*      5,091          0   ***.*
Grand Am                   7,119  11,130   -36.0    127,332    127,632    -0.2
Grand Prix                10,673  12,342   -13.5    112,707     98,302    14.7
GTO                        1,258       0   ***.*      9,487          0   ***.*
Sunfire                    1,804   3,586   -49.7     29,367     36,615   -19.8
Vibe                       3,811   3,794     0.4     51,340     50,043     2.6
     Pontiac Total        30,674  32,261    -4.9    362,655    333,172     8.8
-------------------------------------------------------------------------------
9-2X                         334       0   ***.*      1,060          0   ***.*
9-3                        2,356   2,357     0.0     23,278     29,010   -19.8
9-5                          681     992   -31.4      7,948     11,798   -32.6
       Saab Total          3,371   3,349     0.7     32,286     40,808   -20.9
-------------------------------------------------------------------------------
ION                        8,269   8,860    -6.7     92,105     98,303    -6.3
Saturn L Series              803   3,291   -75.6     18,012     59,853   -69.9
Saturn S Series                0     174   ***.*          0      7,046   ***.*
      Saturn Total         9,072  12,325   -26.4    110,117    165,202   -33.3
-------------------------------------------------------------------------------
        GM Total         135,062 142,669    -5.3  1,603,713  1,642,156    -2.3
-------------------------------------------------------------------------------
                 GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *       125,158 139,320   -10.2  1,518,377  1,601,333    -5.2
-------------------------------------------------------------------------------
GM Import                  9,904   3,349   195.7     85,336     40,823   109.0
-------------------------------------------------------------------------------
        GM Total         135,062 142,669    -5.3  1,603,713  1,642,156    -2.3
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                 October 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                 October              January - October
                        -------------------------------------------------------
                                           %Chg
                           2004    2003   per S/D     2004      2003      %Chg
                        -------------------------------------------------------
   Selling Days (S/D)      27      27
-------------------------------------------------------------------------------
     GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total               11,765  18,364   -35.9    195,160    225,054   -13.3
Cadillac Total            11,612  12,207    -4.9    114,217    124,149    -8.0
Chevrolet Total           62,967  56,344    11.8    726,037    668,072     8.7
Oldsmobile Total             326   7,819   -95.8     19,678     85,684   -77.0
Pontiac Total             29,416  32,261    -8.8    353,168    333,172     6.0
Saturn Total               9,072  12,325   -26.4    110,117    165,202   -33.3
     GM North America
       Total*            125,158 139,320   -10.2  1,518,377  1,601,333    -5.2
-------------------------------------------------------------------------------
Cadillac Total                 0       0   ***.*          0         15   ***.*
Chevrolet Total            5,275       0   ***.*     43,563          0   ***.*
Pontiac Total              1,258       0   ***.*      9,487          0   ***.*
Saab Total                 3,371   3,349     0.7     32,286     40,808   -20.9
     GM Import Total       9,904   3,349   195.7     85,336     40,823   109.0
-------------------------------------------------------------------------------
              GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total               17,702  24,323   -27.2    266,881    282,090    -5.4
Cadillac Total            19,147  18,645     2.7    188,592    172,325     9.4
Chevrolet Total          208,274 200,311     4.0  2,316,471  2,207,250     4.9
GMC Total                 45,111  46,821    -3.7    502,837    472,810     6.4
HUMMER Total               2,554   3,157   -19.1     22,838     28,610   -20.2
Oldsmobile Total             630   9,872   -93.6     27,848    106,304   -73.8
Other-Isuzu Total          1,119     996    12.3     11,717     10,594    10.6
Pontiac Total             33,056  37,599   -12.1    410,862    389,800     5.4
Saab Total                 3,371   3,349     0.7     32,286     40,808   -20.9
Saturn Total              15,094  17,970   -16.0    186,032    234,731   -20.7
     GM Total            346,058 363,043    -4.7  3,966,364  3,945,322     0.5
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                 October 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                 October              January - October
                        -------------------------------------------------------
                                           %Chg
                        2004      2003    per S/D     2004       2003     %Chg
                        -------------------------------------------------------
   Selling Days (S/D)     27       27
-------------------------------------------------------------------------------
Rainier                 1,922       823    133.5     19,802      1,145   ***.*
Rendezvous              4,011     5,136    -21.9     51,915     55,891    -7.1
Terraza                     4         0    ***.*          4          0   ***.*
   Total Buick          5,937     5,959     -0.4     71,721     57,036    25.7
-------------------------------------------------------------------------------
Escalade                2,947     3,123     -5.6     29,745     27,776     7.1
Escalade ESV            1,317     1,064     23.8     12,421     10,010    24.1
Escalade EXT              752     1,082    -30.5      8,031      8,943   -10.2
SRX                     2,519     1,169    115.5     24,178      1,432   ***.*
  Total Cadillac        7,535     6,438     17.0     74,375     48,161    54.4
-------------------------------------------------------------------------------
Astro                   2,568     2,351      9.2     28,183     34,388   -18.0
C/K Suburban(Chevy)     8,928    12,896    -30.8     98,676     108,051   -8.7
Chevy C/T Series           26        42    -38.1        312        703   -55.6
Chevy W Series            292       141    107.1      2,159      1,818    18.8
Colorado               10,917         0    ***.*     96,110          0   ***.*
Equinox                10,367         0    ***.*     61,374          0   ***.*
Express Cutaway/G Cut   2,079     1,499     38.7     17,372     15,570    11.6
Express Panel/G Van     4,906     4,980     -1.5     60,292     56,556     6.6
Express/G Sportvan      1,448       799     81.2     15,802     13,285    18.9
Kodiak 4/5 Series         826       578     42.9      7,114      5,946    19.6
Kodiak 6/7/8 Series       220       273    -19.4      2,850      2,017    41.3
S/T Blazer              1,182     6,347    -81.4     31,271     43,153   -27.5
S/T Pickup                182     8,671    -97.9      9,816    124,424   -92.1
Tahoe                  12,966    16,029    -19.1    159,520    162,888    -2.1
Tracker                   631     2,050    -69.2     14,321     30,835   -53.6
TrailBlazer            26,489    20,129     31.6    234,344    217,495     7.7
Uplander                   32         0    ***.*         32          0   ***.*
Venture                 2,162     8,557    -74.7     62,912     76,345   -17.6
................................................................................
     Avalanche          5,715     7,001    -18.4     69,404     77,164   -10.1
     Silverado-C/K
       Pickup          48,096    51,624     -6.8    575,007    568,540     1.1
Chevrolet Fullsize
  Pickups              53,811    58,625     -8.2    644,411    645,704    -0.2
................................................................................
 Chevrolet Total      140,032   143,967     -2.7  1,546,871  1,539,178     0.5
-------------------------------------------------------------------------------
Canyon                  2,780         0    ***.*     21,634          0   ***.*
Envoy                  11,185     8,686     28.8    116,750    105,814    10.3
GMC C/T Series             11        74    -85.1        348      1,429   -75.6
GMC W Series              482       375     28.5      4,426      3,672    20.5
S/T Jimmy                   0         0    ***.*          0         52   ***.*
Safari (GMC)              858     1,001    -14.3      7,028      9,558   -26.5
Savana Panel/G Classic  1,392     1,566    -11.1     16,556     16,527     0.2
Savana Special/G Cut      390       565    -31.0     16,225      9,143    77.5
Savana/Rally              170       181     -6.1      2,053      2,619   -21.6
Sierra                 15,744    16,095     -2.2    176,679    162,490     8.7
Sonoma                     87     2,445    -96.4      3,212     31,166   -89.7
Topkick 4/5 Series        490       388     26.3      5,068      3,799    33.4
Topkick 6/7/8 Series      395       334     18.3      5,442      3,224    68.8
Yukon                   5,928     7,951    -25.4     73,989     68,609     7.8
Yukon XL                5,199     7,160    -27.4     53,427     54,708    -2.3
    GMC Total          45,111    46,821     -3.7    502,837    472,810     6.4
-------------------------------------------------------------------------------
HUMMER H1                  25        85    -70.6        365        616   -40.7
HUMMER H2               2,529     3,072    -17.7     22,473     27,994   -19.7
   HUMMER Total         2,554     3,157    -19.1     22,838     28,610   -20.2
-------------------------------------------------------------------------------
Bravada                   115       841    -86.3      1,852      7,361   -74.8
Silhouette                189     1,212    -84.4      6,318     13,259   -52.3
 Oldsmobile Total         304     2,053    -85.2      8,170     20,620   -60.4
-------------------------------------------------------------------------------
Other-Isuzu F Series       93       101     -7.9      1,030      1,200   -14.2
Other-Isuzu N Series    1,026       895     14.6     10,687      9,394    13.8
   Other-Isuzu Total    1,119       996     12.3     11,717     10,594    10.6
-------------------------------------------------------------------------------
Aztek                   1,266     2,352    -46.2     18,167     23,911   -24.0
Montana                 1,109     2,986    -62.9     30,033     32,717    -8.2
Montana SV6                 7         0    ***.*          7          0   ***.*
  Pontiac Total         2,382     5,338    -55.4     48,207     56,628   -14.9
-------------------------------------------------------------------------------
VUE                     6,022     5,645      6.7     75,915     69,529     9.2
   Saturn Total         6,022     5,645      6.7     75,915     69,529     9.2
-------------------------------------------------------------------------------
     GM Total         210,996   220,374     -4.3  2,362,651  2,303,166     2.6
-------------------------------------------------------------------------------
          GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    209,596   219,206     -4.4  2,348,088  2,291,181     2.5
-------------------------------------------------------------------------------
GM Import               1,400     1,168     19.9     14,563     11,985    21.5
-------------------------------------------------------------------------------
     GM Total         210,996   220,374     -4.3  2,362,651  2,303,166     2.6
-------------------------------------------------------------------------------
     GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    207,135   217,173     -4.6  2,323,215  2,269,964     2.3
-------------------------------------------------------------------------------
GM Import                   0         0    ***.*          0          0   ***.*
-------------------------------------------------------------------------------
     GM Total         207,135   217,173     -4.6  2,323,215  2,269,964     2.3
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                 October 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                 October              January - October
                        -------------------------------------------------------
                                           %Chg
                        2004      2003    per S/D     2004       2003     %Chg
                        -------------------------------------------------------
   Selling Days (S/D)     27       27
-------------------------------------------------------------------------------
GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             5,937     5,959     -0.4     71,721     57,036    25.7
Cadillac Total          7,535     6,438     17.0     74,375     48,161    54.4
Chevrolet Total       139,908   143,886     -2.8  1,545,599  1,537,997     0.5
GMC Total              44,726    46,512     -3.8    499,205    469,965     6.2
HUMMER Total            2,554     3,157    -19.1     22,838     28,610   -20.2
Oldsmobile Total          304     2,053    -85.2      8,170     20,620   -60.4
Other-Isuzu Total         228       218      4.6      2,058      2,635   -21.9
Pontiac Total           2,382     5,338    -55.4     48,207     56,628   -14.9
Saturn Total            6,022     5,645      6.7     75,915     69,529     9.2
    GM North America
      Total*          209,596   219,206     -4.4  2,348,088  2,291,181     2.5
-------------------------------------------------------------------------------
Chevrolet Total           124        81     53.1      1,272      1,181     7.7
GMC Total                 385       309     24.6      3,632      2,845    27.7
Other-Isuzu Total         891       778     14.5      9,659      7,959    21.4
    GM Import Total     1,400     1,168     19.9     14,563     11,985    21.5
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             5,937     5,959     -0.4     71,721     57,036    25.7
Cadillac Total          7,535     6,438     17.0     74,375     48,161    54.4
Chevrolet Total       138,668   142,933     -3.0  1,534,436  1,528,694     0.4
GMC Total              43,733    45,650     -4.2    487,553    460,686     5.8
HUMMER Total            2,554     3,157    -19.1     22,838     28,610   -20.2
Oldsmobile Total          304     2,053    -85.2      8,170     20,620   -60.4
Pontiac Total           2,382     5,338    -55.4     48,207     56,628   -14.9
Saturn Total            6,022     5,645      6.7     75,915     69,529     9.2
    GM North America
      Total           207,135   217,173     -4.6  2,323,215  2,269,964     2.3
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             5,937     5,959     -0.4     71,721     57,036    25.7
Cadillac Total          7,535     6,438     17.0     74,375     48,161    54.4
Chevrolet Total       138,668   142,933     -3.0  1,534,436  1,528,694     0.4
GMC Total              43,733    45,650     -4.2    487,553    460,686     5.8
HUMMER Total            2,554     3,157    -19.1     22,838     28,610   -20.2
Oldsmobile Total          304     2,053    -85.2      8,170     20,620   -60.4
Pontiac Total           2,382     5,338    -55.4     48,207     56,628   -14.9
Saturn Total            6,022     5,645      6.7     75,915     69,529     9.2
    GM Total          207,135   217,173     -4.6  2,323,215  2,269,964     2.3
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                        GM Production Schedule - 11/03/04

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car1 Truck1  Total     GME2 GMLAAM   GMAP  Worldwide Car  Truck
                ---- ------  ------    ---- ------   ----  --------- ---- -----

2004 Q4 #        473    797  1,270      438   203    166     2,077    17    46
O/(U) prior
forecast:@        (6)    (4)   (10)     (10)   10     (1)      (11)    0     1
-------------------------------------------------------------------------------

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide Car  Truck
                ---- ------  ------    ---- ------   ----  --------- ---- -----

   2000
1st Qtr.         746    775  1,521      572   118     40     2,251    24    13
2nd Qtr.         787    781  1,568      534   140     45     2,287    19    17
3rd Qtr.         689    630  1,319      374   151     53     1,897    16    18
4th Qtr.         671    694  1,365      513   135     47     2,060    18    17
                ----  ----- ------    -----   ---    ---     -----    --    --
    CY         2,893  2,880  5,773    1,993   544    185     8,495    77    65

   2001
1st Qtr.         580    634  1,214      538   138     51     1,941    18     9
2nd Qtr.         638    726  1,364      491   165     64     2,084    13    16
3rd Qtr.         574    664  1,238      373   146     74     1,832    11    15
4th Qtr.         573    721  1,294      441   127     67     1,929     9    16
                ----  -----  -----    -----   ---    ---     -----    --    --
    CY         2,365  2,745  5,110    1,842   575    256     7,786    51    56

   2002
1st Qtr.         600    753  1,353      456   131     65     2,005    11    11
2nd Qtr.         688    865  1,553      453   141     74     2,221    15    17
3rd Qtr.         568    740  1,308      408   132     87     1,935    19    20
4th Qtr.         602    824  1,426      453   157     81     2,117    14    25
               -----  -----  -----    -----   ---    ---     -----    --    --
    CY         2,458  3,182  5,640    1,770   561    307     8,278    59    73

   2003
1st Qtr.         591    860  1,451      491   127     77     2,146    19    24
2nd Qtr.         543    837  1,380      488   128     90     2,086    19    24
3rd Qtr.         492    753  1,245      393   135    120     1,893    20    17
4th Qtr.         558    827  1,385      446   157    133     2,121    16    20
               -----  -----  -----    -----   ---    ---     -----    --    --
    CY         2,184  3,277  5,461    1,818   547    420     8,246    74    85

   2004
1st Qtr.         525    820  1,345      463   159    116     2,083    19    19
2nd Qtr.         542    846  1,388      489   172    146     2,195    18    48
3rd Qtr.         463    746  1,209      397   185    150     1,941    16    43
4th Qtr. #       473    797  1,270      438   203    166     2,077    17    46
               -----  -----  -----    -----   ---   ----     -----    --   ---
   CY #        2,003  3,209  5,212    1,787   719    578     8,296    70   156
-------------------------------------------------------------------------------

@  Numbers may vary due to rounding
1  JOINT VENTURE - NUMMI units included in GMNA Car, HUMMER and CAMI units included in GMNA Truck.
2  GME includes Saab back to 1999
#  Denotes estimates

Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)
Date:  November 3, 2004              By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)